                                                                    EXHIBIT 10.1


                                   $27,657,000

                              CSBI CAPITAL TRUST I

         11 3/4% TRUST SUBORDINATED CAPITAL INCOME SECURITIES, SERIES A

                               PURCHASE AGREEMENT

                                                                   July 10, 1997

LEHMAN BROTHERS INC.,
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

          The institutions listed on Schedule 1 hereto (collectively, the "Sellers") propose to sell to you (the "Purchaser") $27,657,000 aggregate liquidation amount of 11 3/4% Trust Subordinated Capital Income Securities, Series A (liquidation amount $1,000 per Security) (the "Capital Securities") of CSBI Capital Trust I, a Delaware statutory business trust (the "Trust"), guaranteed (the "Guarantee"; together with the Capital Securities, the "Securities") by Commerce Security Bancorp, Inc., a Delaware corporation (the "Company") to the extent set forth in the Capital Securities Guarantee Agreement (the "Guarantee Agreement") between the Company and The Wilmington Trust Company, as guarantee trustee (the "Guarantee Trustee") in favor of the Holders (as defined therein). The Company is the owner of all of the beneficial ownership interests represented by common securities (the "Common Securities") of the Trust. Concurrently with the issuance of the Capital Securities and the Company's purchase of all of the Common Securities, the Trust invested the proceeds of each thereof in the Company's Junior Subordinated Debentures due June 6, 2027 (the "Junior Subordinated Debentures") issued pursuant to the Indenture (the "Indenture") between the Company and The Wilmington Trust Company, as indenture trustee (the "Indenture Trustee").

          The Securities will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemptions therefrom.

          In connection with the sale of the Securities, the Trust and the Company have prepared a final Offering Memorandum (together with Appendix A thereto and the documents incorporated or deemed to be incorporated by reference therein, the "Offering Memorandum") setting forth, among other things, a description of the terms of the Securities, the terms of the offering, a description of the Company and the Trust and relevant information concerning the Sellers. Prior to the purchase of the Securities by the Purchaser on the Closing Date, the Company and the Sellers shall take such actions as may be necessary to amend the Securities, the Junior Subordinated Debentures, the Trust and any related instruments so as to conform the terms thereof to those set forth in the Offering Memorandum.

          1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE TRUST. The Company and the Trust, jointly and severally, represent and warrant to, and agree with, the Purchaser that as of the date hereof:


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                                                                               2


               (a) The Offering Memorandum does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(a) do not apply to statements or omissions in the Offering Memorandum based upon information furnished to the Company or the Trust in writing by or on behalf of the Purchaser expressly for use therein.

               (b) The Company and each of its subsidiaries (which term shall include only those subsidiaries (as defined in Section 15) which constitute "significant subsidiaries" within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, have all corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged and are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified and in good standing could not reasonably be expected to have a material adverse effect on the financial condition, results of operations, business or business prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Eldorado Bank is the only subsidiary of the Company which constitutes a "significant subsidiary" within the meaning of Rule 12b-2.

               (c) The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Offering Memorandum; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

               (d) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the trust power and authority to own its property and conduct its business as described in the Offering Memorandum, and has conducted and will conduct no business other than the transactions contemplated by this Agreement or as otherwise described in the Offering Memorandum; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Declaration of Trust (the "Declaration") among the Company, as sponsor, the individuals named as administrative or regular trustees therein (the "Regular Trustees"), The Wilmington Trust Company, as property trustee (the "Property Trustee") and The Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee"; and together with the Property Trustee and the Regular


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                                                                               3



          Trustees, the "Trustees"), the Registration Rights Agreement (the "Registration Rights Agreement") to be entered into among the Company, the Trust and the Purchaser as described in the Offering Memorandum, and the agreements and instruments contemplated by the Declaration and described in the Offering Memorandum; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Declaration and described in the Offering Memorandum; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

               (e) The Declaration has been duly authorized and, assuming due authorization, execution and delivery of the Declaration by the Delaware Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and at the Closing Date (as defined in Section 5 hereof) will conform in all material respects to all statements relating thereto in the Offering Memorandum.

               (f) The Capital Securities and the Common Securities have been duly authorized and validly issued and are fully paid and non-assessable and at the Closing Date will conform in all material respects to the descriptions of the Capital Securities and the Common Securities contained in the Offering Memorandum.

               (g) The Guarantee Agreement, the Indenture and the Junior Subordinated Debentures have been duly authorized and delivered by the Company and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Indenture, the Junior Subordinated Debentures and the Guarantee will at the Closing Date conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

               (h) This Agreement has been duly authorized, executed and delivered by each of the Trust and the Company and the Registration Rights Agreement has been duly authorized by each of the Trust and the Company and at or prior to the Closing Date will be duly delivered and executed by each of the Trust and the Company.

               (i) The execution, delivery and performance of this Agreement, the Declaration and the Registration Rights Agreement by the Trust, the issuance of the Common Securities and the Capital Securities by the Trust, the purchase of the Junior Subordinated Debentures by the Trust from the Company, the distribution of the Junior Subordinated


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                                                                               4



          Debentures upon the liquidation of the Trust in the circumstances contemplated by the Declaration and described in the Offering Memorandum, the consummation by the Trust of the transactions contemplated herein and in the Declaration and the performance by the Trust of its obligations hereunder and thereunder (the "Trust Transactions"), did not and will not, as the case may be, conflict with or result in a violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its assets; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Capital Securities by the Purchaser, no consent, approval, authorization or order of or filing or registration with, any such court or governmental agency or body was or is required, as the case may be, for the Trust Transactions.

               (j) The execution, delivery and performance of this Agreement, the Guarantee Agreement, the Indenture and the Registration Rights Agreement by the Company, the issuance of the Junior Subordinated Debentures by the Company, the purchase of the Common Securities by the Company from the Trust, the consummation by the Company of the transactions contemplated herein and therein and the performance by the Company of its obligations hereunder and thereunder (the "Company Transactions") did not and will not, as the case may be, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject other than such conflicts, breaches and violations as would not, either individually or in the aggregate, have a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their properties or assets; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Capital Securities by the Purchaser, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body was or is required, as the case may be, for the Company Transactions.

               (k) Neither the Company nor any of its subsidiaries has sustained since the date of the latest quarterly financial statements included in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that, either individually or in the aggregate, reasonably could be expected to have a Material Adverse Effect, otherwise than as set forth or contemplated in the Offering Memorandum; and, since such date, there has not been any material change


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                                                                               5



          in the capital stock or long-term debt of the Company or any of its subsidiaries otherwise than as set forth or contemplated in the Offering Memorandum; and, since such date, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries otherwise than as set forth or contemplated in the Offering Memorandum.

               (l) The financial statements (including the related notes and supporting schedules) included in the Offering Memorandum present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in all material respects in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise disclosed therein; and the pro forma financial information included in the Offering Memorandum has been prepared in all material respects in accordance with the requirements of Regulation S-X promulgated by the Securities and Exchange Commission (the "Commission") and contains all adjustments necessary for a fair presentation of the information set forth therein.

               (m) Price Waterhouse LLP, who have certified certain financial statements of the Company, whose report is included in the Offering Memorandum and who have delivered the initial letter referred to in
          Section 8(e) hereof, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder during the periods covered by the financial statements on which they reported contained in the Offering Memorandum.

               (n) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries would, either individually or in the aggregate, have a Material Adverse Effect; and to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (o) Since the date as of which information is given in the Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, neither the Company or any of its subsidiaries nor the Trust has (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) in the case of the Company, declared or paid any dividend on its capital stock, except for dividends payable in the ordinary course on the Series B Preferred Stock (as defined in the Offering Memorandum) in accordance with the terms thereof.


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                                                                               6



               (p) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, other than such defaults as would not, either individually or in the aggregate, have a Material Adverse Effect, or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business, other then such violations and failures as would not, either individually or in the aggregate, have a Material Adverse Effect.

               (q) Neither the Company nor any of its subsidiaries nor the Trust is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules and regulations of the Commission thereunder.

               (r) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"); and the deposit accounts of each of depository institution subsidiary of the Company are insured by the Federal Deposit Insurance Corporation ("FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or, to the Company's knowledge, threatened.

               (s) The Company and each of its subsidiaries are in compliance with all laws administered by and regulations of the Board of Governors of the Federal Reserve System, the FDIC and any other federal or state bank regulatory authority with jurisdiction over the Company or any of its subsidiaries (the "Bank Regulatory Authorities"), other than where such failures to comply would not, individually or in the aggregate, have a Material Adverse Effect. Except as may be described in the Offering Memorandum, neither the Company nor any of its subsidiaries is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of, any Bank Regulatory Authority which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit policies or its management, nor have any of them been advised by any Bank Regulatory Authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, or any such board resolutions.


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                                                                               7



               (t) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Capital Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities (as those terms are used in Regulation D under the Securities Act), or in any manner involving a public offering within the meaning of
          Section 4(2) of the Securities Act.

               (u) Except as set forth in the Offering Memorandum, there are no relationships or transactions between the Company and its subsidiaries on the one hand and any of the Sellers and their respective affiliates on the other that would be material to the holders of the Capital Securities, and the descriptions of such relationships and transactions set forth in the Offering Memorandum are fair and accurate summaries of the terms thereof in all material respects.

          2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLERS. Each Seller severally represents, warrants and agrees that:

               (a) The Offering Memorandum does not contain any untrue statement of a material fact relating to the identity of such Seller or its ownership of the Capital Securities (collectively, the "Seller Information") or omit to state a material fact relating to such Seller Information necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (b) Such Seller has duly authorized, executed and delivered this Agreement.

               (c) Such Seller has, and immediately prior to the Closing Date such Seller will have, good and valid title to the Capital Securities to be sold by such Seller hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such Capital Securities and full payment therefor pursuant hereto, good and valid title to such Capital Securities, free and clear of all liens, encumbrances, equities or claims, will pass to the Purchaser.

               (d) Such Seller has full right, power and authority to enter into this Agreement; the execution, delivery and performance of this Agreement by such Seller and the consummation by such Seller of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Seller is a party or by which such Seller is bound or to which any of the property or assets of such Seller is subject, other than such conflicts, breaches and violations as would not, either individually or in the aggregate, adversely


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                                                                               8



          affect in any material respect such Seller's ability to perform its obligations under this Agreement on a timely basis, nor will such actions result in any material violation of the provisions of the charter or by-laws of such Seller or the articles of partnership of such Seller or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Seller or the property or assets of such Seller; and, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by such Seller and the consummation by such Seller of the transactions contemplated hereby.

               (e) Such Seller is not prompted to sell the Capital Securities being sold by such Seller hereunder by any information concerning any change, or any development involving a prospective change, that, individually or in the aggregate, reasonably could be expected to have a Material Adverse Effect, which information is not set forth in the Offering Memorandum.

          3. PURCHASE OF THE CAPITAL SECURITIES BY THE PURCHASER. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each Seller hereby agrees, severally and not jointly, to sell the liquidation amount of Capital Securities set opposite its name in Schedule 1 hereto to the Purchaser and the Purchaser agrees to purchase the liquidation amount of the Capital Securities set opposite that Seller's name in Schedule 1 hereto, at a purchase price of 100% of the liquidation amount thereof plus accrued and unpaid distributions thereon from June 30, 1997.

          As compensation to the Purchaser for its commitment hereunder, each Seller agrees to pay the Purchaser the commission set forth in Schedule 1 opposite each Seller's name. For convenience purposes, the Purchaser may offset such amounts against the amounts payable in respect of the purchase price for such Capital Securities pursuant to the preceding paragraph.

          The Sellers shall not be obligated to deliver any of the Capital Securities, except upon full payment for all of the Capital Securities to be purchased as hereinafter provided.

          4. OFFERING AND RESALE OF THE CAPITAL SECURITIES BY THE PURCHASER. The Purchaser has advised the Company and the Sellers that it proposes to offer the Capital Securities for resale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. The Purchaser hereby represents and warrants to, and agrees with, the Company and the Sellers that it (i) is purchasing the Capital Securities pursuant to a private sale exempt from registration under the Securities Act, (ii) will not solicit offers for, or offer or sell, the Capital Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, and (iii) will solicit offers for the Capital Securities only from, and will offer, sell or deliver the Capital Securities, as part of the offering contemplated by the Offering Memorandum, only to (1) persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined


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                                                                               9



in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A") or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Purchaser that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A or (2) institutional accredited investors ("Accredited Investors") as defined in Rule 501(a)(1)(2),
(3) or (7) under Regulation D who execute letters of representation in the form included as Appendix A to the Offering Memorandum.

          5. DELIVERY OF AND PAYMENT FOR THE CAPITAL SECURITIES. (a) Payment of the purchase price for, and delivery of, the Capital Securities shall be made at the offices of Simpson Thacher & Bartlett, New York, New York or at such other place as shall be agreed upon by the Company and you, at 9:30 a.m. (New York time), on July 15, 1997 or at such other time or date as you and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Date").

          (b) On the Closing Date, payment shall be made to the Sellers in same-day funds by wire transfer to such account or accounts as the Sellers shall specify prior to the Closing Date or by such means as the parties hereto shall agree prior to the Closing Date against delivery to you of the certificates evidencing the Capital Securities. Upon delivery, the Capital Securities shall be registered in such names and in such denominations as the Purchaser shall request in writing not less than two full business days prior to the Closing Date. For the purpose of expediting the checking and packaging of certificates evidencing the Capital Securities, the Company and the Sellers agree to make such certificates available for inspection at least 24 hours prior to the Closing Date.

          6. FURTHER AGREEMENTS OF THE COMPANY AND THE TRUST. Each of the Company and the Trust agrees:

               (a) To furnish to you, without charge, as many copies of the Offering Memorandum and any supplements and amendments thereto as you may reasonably request.

               (b) Prior to making any amendment or supplement to the Offering Memorandum, the Company shall furnish a copy thereof to the Purchaser and counsel to the Purchaser and will not effect any such amendment or supplement to which the Purchaser shall reasonably object.

               (c) If, at any time prior to the date on which all of the Capital Securities purchased hereunder shall have been sold by the Purchaser, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Purchaser or counsel for the Company and the Trust, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law and to furnish you such number of copies as you may reasonably request; PROVIDED, HOWEVER, that expense of preparing and delivering any such amendment or supplement shall be borne (i) prior to the date on which the Company shall file its Annual Report on Form 10-K or Form 10-KSB for the year ended December 31, 1997 with the Securities and Exchange Commission, by the Company, and (ii) thereafter, by the Purchaser.

               (d) So long as the Capital Securities are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Capital Securities and prospective purchasers of Capital Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless at the time of such request the Company is subject to and in compliance with Section 13 or 15(d) of the Exchange Act.

               (e) For a period of three years following the date of the Offering Memorandum, to furnish to the Purchaser copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by each of the Company and the Trust to the principal national securities exchange, if any, upon which the Capital Securities or any other securities of the Company may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

               (f) Promptly from time to time to take such action as the Purchaser may reasonably request to qualify the Capital Securities, the Guarantee Agreement and the Junior Subordinated Debenture for offering and sale under the securities laws of such jurisdictions as the Purchaser may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Capital Securities; provided, however, that the Company shall not be required to register or qualify as a foreign corporation or take any action which would subject it to the service of process in suits, other than as to matters relating to the offer and sale of the Capital Securities, in any jurisdiction where it is not now so subject.

               (g) Not to offer, sell, contract to sell or otherwise dispose of any additional securities of the Trust or the Company substantially similar to the Capital Securities or any securities convertible into or exchangeable for or that represent the right to receive any such similar securities, without the consent (which consent shall not be unreasonably withheld) of the Purchaser during the period beginning from the date of this Agreement and continuing to and including the earlier of (i) the termination of trading restrictions on the Capital Securities, as communicated to the Company by the Purchaser, and
          (ii) 90 days following the Closing Date.

               (h) Not to, and to cause its affiliates not to, solicit any offer to buy or offer to sell the Capital Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

               (i) Not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Capital Securities in a manner that would require the registration under the Securities Act of the Capital Securities.

               (j) To take such steps as shall be reasonably necessary to ensure that neither the Company or any subsidiary of the Company nor the Trust shall become an "investment company" within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder.

          7. EXPENSES. The Company agrees to pay (a) the costs incident to the preparation and printing of the Offering Memorandum and any amendments or supplements thereto; (b) the costs of distributing the Offering Memorandum and any amendments or supplements thereto; (c) the fees and expenses of the Property Trustee (as defined in the Declaration); and (d) all other costs and expenses incident to the performance of the obligations of the Company and the Trust. The Company shall reimburse the Purchaser on the Closing Date for the reasonable fees and expenses of its counsel in connection with the transactions contemplated hereby in an amount up to $50,000 plus one-half of any such fees and expenses in excess thereof.

          8. CONDITIONS TO THE PURCHASER'S OBLIGATIONS. The obligations of the Purchaser hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company, the Trust and the Sellers contained herein, to the performance in all material respects by the Company, the Trust and the Sellers of their respective obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Purchaser shall not have discovered and disclosed to the Company, the Trust and the Sellers on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Purchaser, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Junior Subordinated Debentures, the Guarantee Agreement, the Capital Securities, the Common Securities, the Offering Memorandum, and all other legal matters relating to this

          Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to counsel for the Purchaser, and the Company, the Trust and the Sellers shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (c) Nutter, McClennen & Fish, LLP shall have furnished to the Purchaser their written opinion, as counsel to the Company and the Trust, addressed to the Purchaser and dated the Closing Date, in form and substance satisfactory to the Purchaser, to the effect set forth in Exhibit A hereto.

               (d) Richards, Layton & Finger shall have furnished to the Purchaser their written opinion, on certain matters of Delaware law relating to the organization of the Trust and the validity of the Capital Securities, addressed to the Purchaser and dated the Closing Date, in form and substance satisfactory to the Purchaser, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Purchaser may reasonably request.

               (e) You shall have received (A) the Consent of Independent Auditors dated the date of the Offering Memorandum, in form and substance satisfactory to you, from KPMG Peat Marwick LLP, independent auditors for Eldorado Bancorp and (B) letters, dated the date hereof and the Closing Date in form and substance satisfactory to you, from Price Waterhouse LLP, independent auditors for the Company, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to (i) the financial statements and (ii) certain financial information (as of a date after, or for a period beginning on or after, January 1, 1996), in each case contained or incorporated by reference in the Offering Memorandum as identified by you.

               (f) The Company and the Trust shall have furnished to the Purchaser a certificate, dated the Closing Date, of the President and Chief Executive Officer of the Company and its chief financial officer stating that:

                    (i) The representations, warranties and agreements of the Company and the Trust in Section 1 are true and correct as of the Closing Date and the Company has complied in all material respects with all its agreements contained herein; and

                    (ii) They have carefully examined the Offering Memorandum and, in their opinion the Offering Memorandum, as of its date and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (g) Each Seller shall have furnished to the Purchaser on the Closing Date a certificate, dated such Closing Date, signed by an authorized senior officer of such Seller, stating that the representations and warranties of such Seller contained herein are true and correct as of such Closing Date and that such Seller has complied in all material respects with all agreements contained herein to be performed by such Seller at or prior to such Closing Date.

               (h) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,
          (ii) a banking moratorium shall have been declared by Federal or New York or California state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Purchaser, impracticable or inadvisable to proceed with the offering or delivery of the Capital Securities on the terms and in the manner contemplated in the Offering Memorandum.

                    (i) The Purchaser shall have received on or prior to the Closing Date the Registration Rights Agreement executed by the Company and the Trust.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Purchaser.

          9.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company and the Trust, jointly and severally, shall indemnify and hold harmless the Purchaser, each Seller, and their respective officers and employees and each person, if any, who controls the Purchaser or a Seller within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Capital Securities), to which the Purchaser or a Seller or such officers, employees or controlling persons may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Offering Memorandum or in any amendment or supplement thereto or in any other offering materials prepared by or on behalf of the Company and used with the Company's consent in connection with the offering and sale of the Capital Securities hereunder, or
(B) in any blue sky application or other document prepared or executed by the Company or the Trust (or based upon any written information furnished by the Company or the Trust) specifically for the purpose of qualifying any or all of the Capital Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in the Offering Memorandum or in any amendment or supplement thereto, in any such offering materials or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Purchaser, each Seller, and their respective officers, employees and controlling persons promptly upon demand for any legal or other expenses reasonably incurred by the Purchaser or a Seller, or their respective officers, employees or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company and the Trust shall not be liable to indemnify the Purchaser, a Seller, or any officers or employees or controlling persons in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering
Memorandum or in any such amendment or supplement or in any Blue Sky
Application in reliance upon and in conformity with the written information furnished to the Company or the Trust by or on behalf of the Purchaser specifically for inclusion therein and described in Section 9(e). The foregoing indemnity agreement is in addition to any liability which the Company and the Trust may otherwise have to the Purchaser or to any officer, employee or controlling person of the Purchaser. Notwithstanding any other provision of this Agreement, the foregoing indemnity agreement with respect to the Offering Memorandum shall not be available to the Purchaser if the Company has complied in full with its obligations under Section 6(c) and a copy of a supplement or amendment to the Offering Memorandum furnished by the Company to the Purchaser was not sent or given by or on behalf of the Purchaser to the person asserting such losses, claims, damages or liabilities at or prior to the written confirmation of the sale of the Capital Securities to such person, if such supplement or amendment would have cured the defect giving rise to such loss, claim damage or liability.

          (b) The Purchaser shall indemnify and hold harmless the Company, each of the Sellers, each of their respective officers and employees, each of their respective directors, the Trustee and each trustee thereof, and each person, if any, who controls the Company or the Trust within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, a Seller, any such director, employee or officer, the Trust or any such trustee or any controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Offering Memorandum or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in the Offering Memorandum or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company, the Trust or a Seller by or on behalf of the Purchaser specifically for inclusion therein and described in
Section 9(e), and shall reimburse the Company, each Seller and any such director, employee or officer, or the Trust or any such trustee, or controlling person, for any legal or other expenses reasonably incurred by the Company or any such director, employee or officer, or the Trust or any such trustee, or any controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Purchaser may otherwise have to the Company, a Seller or any such director, employee or officer, or the Trust or any such trustee, or any controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing (A) by the Purchaser, if the indemnified parties under this Section 9 consist of, or include the Purchaser or any of its officers, employees or controlling persons, or (B) by the Company, if the indemnified parties under this Section consist of the Company, the Trust or any of their respective directors, officers, trustees, employees or controlling persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits (A) received by the Company and the Trust, (B) the Sellers and (C) the Purchaser, respectively, from the offering of the Capital Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Trust, the Sellers and the Purchaser, respectively, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Trust and the Sellers on the one hand and the Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Capital Securities purchased under this Agreement (before deducting expenses) received by the Sellers on the one hand, and the total underwriting commissions received by the Purchaser with respect to the Capital Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Capital Securities under this Agreement. For purposes of the foregoing sentences solely as between the Company and the Trust, on the one hand, and the Sellers, on the other, the Company shall be responsible for all contributions required to be made by the Sellers hereunder. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Trust, the Sellers or the Purchaser, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust, the Sellers and the Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), neither the Purchaser nor any of the Sellers shall be required to contribute any amount in excess of the amount by which, in the case of the Purchaser, the total price at which the Capital Securities were resold by the Purchaser or, in the case of each of the

Sellers, the gross proceeds received by such Seller from the sale of Capital Securities pursuant to this Agreement not immediately reinvested in other securities of the Company, exceeds the amount of any damages which the Purchaser or such Seller has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.
No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The Purchaser confirms that the statements with respect to the offering of the Capital Securities set forth in the bottom paragraph on the cover page of, and under the caption "Plan of Distribution" in, the Offering Memorandum are correct and constitute the only information furnished in writing to the Company or the Trust by or on behalf of the Purchaser specifically for inclusion in the Offering Memorandum.

          10. TERMINATION. The obligations of the Purchaser hereunder may be terminated by it by notice given to and received by the Company or the Trust prior to delivery of and payment for the Capital Securities if, prior to that time, any of the events described in Section 8(h) shall have occurred or if the Purchaser shall decline to purchase the Capital Securities for any reason permitted under this Agreement.

          11. REIMBURSEMENT OF PURCHASER'S EXPENSES. If (a) the Sellers shall fail to tender the Capital Securities for delivery to the Purchaser for any reason, or (b) the Purchaser shall decline to purchase the Capital Securities for any reason permitted under this Agreement, the Company shall reimburse the Purchaser for the reasonable fees and expenses of its counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Capital Securities, and upon demand the Company shall pay the full amount thereof to the
Purchaser: provided, however, that in the circumstances described in clause (b) of this sentence, (x) the Company's aggregate reimbursement obligation shall not exceed $50,000, and (y) neither the Company nor any Seller shall be liable to the Purchaser for damages on account of loss of anticipated profits or other consequential damages arising out of the purchase of the Capital Securities.

          12. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Purchaser, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-528-8822);

               (b) if to the Company or the Trust shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Chief Financial Officer (Fax: 714-798-1154); and

               (c) if to any Seller, shall be delivered or sent by mail, telex or facsimile transmission to such Seller at the address set forth on
          Schedule 1 hereto.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          13. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Purchaser, the Company, the Trust, the Sellers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company, the Trust and the Sellers contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of the Purchaser and the person or persons, if any, who control the Purchaser within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Purchaser contained in Section 9(b) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company, the Trust and the Sellers and any person controlling the Company, the Trust or Sellers within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this
Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          14. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company, the Trust, the Sellers and the Purchaser contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Capital Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          15. DEFINITION OF THE TERMS "BUSINESS DAY" AND "SUBSIDIARY". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and regulations of the Commission under the Act.

          16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

          17. COUNTERPARTS AND DELIVERY. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument. Any party to this Agreement may deliver an executed copy of this Agreement to one or more of the parties hereto by facsimile transmission of the signature page hereof as executed by such party, and any party that elects to so deliver this Agreement agrees to provide an original signature page to any other party hereto upon request.


          18. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company, the Trust, the Sellers and the Purchaser, please indicate your acceptance in the space provided for that purpose below.

                                       Very truly yours,

                                       COMMERCE SECURITY BANCORP, INC.

                                       By:
                                           --------------
                                       Title:


                                       CSBI CAPITAL TRUST I

                                       By:
                                           --------------
                                           REGULAR TRUSTEE


                                       MADISON DEARBORN CAPITAL PARTNERS II,
                                        L.P.


                                       By:  Madison Dearborn Partners II, L.P.,
                                            its general partner
                                       By:  Madison Dearborn Partners, Inc., its
                                            general partner


                                       By:
                                           --------------
                                       Name:
                                       Title:


                                       OLYMPUS GROWTH FUND II, L.P.

                                       By:  OGP II, L.P., its general partner
                                       By:  Conroy, L.L.C., its general partner

                                       By:
                                           --------------
                                       Name:  James A. Conroy
                                       Title:  Member

                                       OLYMPUS EXECUTIVE FUND, L.P.

                                       By:  OEF, L.P., its general partner
                                       By:  Conroy, L.L.C., its general partner


                                       By:
                                           --------------
                                       Name:  James A. Conroy
                                       Title:  Member


                                       DARTMOUTH CAPITAL GROUP, L.P.

                                       By:  Dartmouth Capital Group, Inc.,
                                            its general partner


                                       By:
                                           --------------
                                       Name:  Robert P. Keller
                                       Title:  President

Accepted:

LEHMAN BROTHERS INC.

By
  --------------

                                   SCHEDULE 1

                                     Liquidation Amount of    Purchaser's
 Sellers                             Capital Securities       Commission
 -------                             -------------------     -------------

 Madison Dearborn Capital
    Partners II, L.P.  . . . . . . .         $11,617,000       $378,034.50

 Three First National Plaza
 Suite 1330
 Chicago, IL  60602
 Attention:  Paul Wood
 Telephone:  (312) 732-5400
 Telecopy:   (312) 732-4098

 Olympus Growth Fund II, L.P. . . . .         11,501,000        374,254.15

 Metro Center
 One Station Place
 Stamford, CT  06902
 Attention:  James A. Conroy
 Telephone:  (203) 353-5900
 Telecopy:   (203) 353-5810

 Olympus Executive Fund, L.P. . . . .            116,000          3,780.34

 Metro Center
 One Station Place
 Stamford, CT  06902
 Attention:  James A. Conroy
 Telephone:  (203) 353-5900
 Telecopy:   (203) 353-5910

 Dartmouth Capital Group, L.P.. . . .          4,423,000        143,931.01

 c/o Commerce Security Bancorp, Inc.
 7777 Center Avenue
 Huntington Beach, CA  92647
 Attention:  Robert P. Keller
 Telephone:  (714) 895-2929
 Telecopy:   (714) 891-8884

                                      ------------------     -------------

       Total  . . . . . . . . . . . .        $27,657,000       $900,000.00

                                                                   EXHIBIT A


               FORM OF OPINION OF NUTTER, MCCLENNEN & FISH, LLP,
                       COMPANY COUNSEL TO BE DELIVERED
                           PURSUANT TO SECTION 8(c)


          (i) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Company and its subsidiaries taken as a whole), and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged as described in the Offering Memorandum.

          (ii) Each of the Purchase Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and has been duly executed and delivered by the Trust.

          (iii) The Indenture has been duly authorized, executed, and delivered by the Company and, when duly authorized, executed and delivered by the Indenture Trustee, will constitute a valid and legally binding obligation of the Company, enforceable against the Company, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and implied covenant of good faith and fair dealing.

          (iv) The Junior Subordinated Debentures have been duly authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (v) The Guarantee Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (vi) The Declaration has been duly authorized, executed and delivered by the Company.

          (vii) The execution, delivery and performance of the Purchase Agreement, the Declaration, the Indenture, the Junior Subordinated Debentures and the Guarantee Agreement (collectively, the "Transaction Documents") by the Company and the Trust, as applicable, does not and will not, as the case may be, constitute a material breach of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the character or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, the effects of which breach, violation or default would be material to the Company and its subsidiaries taken as a whole.

          (viii) The Company has an authorized capitalization as set forth in the Offering Memorandum; all of the outstanding shares of capital stock of each significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange
Act) have been duly authorized and validly issued and are fully paid and non-assessable; except as disclosed in the Offering Memorandum, all such shares are, to the best of such counsel's knowledge, owned by the Company (except for directors' qualifying shares, if any) free and clear of any pledge, lien, security interest, charge, claim, equitable right or encumbrance of any kind.

          (ix) No consent, approval, authorization, order, registration or qualification of or which any Federal or California governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any Federal or California court or any Delaware court acting pursuant to the Delaware General Corporation Law was or is required for the issue and sale by the Trust of the Capital Securities, the issuance by the Company of the Junior Subordinated Debentures, the issuance of the Guarantee Agreement by the Company and the compliance by the Company and Trust with all of the provisions of the Purchase Agreement, except for such consents approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Capital Securities by the Purchaser.

          (x) The statements made in the Offering Memorandum under the captions "Description of the Junior Subordinated Debentures", "The Trust", "Description of the Capital Securities", "Description of the Guarantee" and "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee", insofar as such statements purport to constitute summaries of the terms of the Capital Securities, the Junior Subordinated Debentures and the Guarantee, constitute accurate summaries of the terms of the Capital Securities, the Junior Subordinated Debentures and the Guarantee in all material respects, and the statements in the Offering Memorandum under the caption "Certain United States Federal Income Tax Consequences" are accurate in all material respects and fairly summarize the matters referred to therein, and the opinion of Nutter, McClennen & Fish, LLP, set forth therein is hereby confirmed.

          (xi) All descriptions in the Offering Memorandum of contracts and other documents to which the Company or its subsidiaries are a party and which are material to the holders of the Capital Securities are accurate in all material respects.

          (xii) Except as set forth in the Offering Memorandum, to our knowledge there are no relationships or transactions between the Company and its subsidiaries on the one hand and any of the Sellers and their respective affiliates on the other that are material to the holders of the Capital Securities, and the descriptions of such relationships and transactions set forth in the Offering Memorandum are fair and accurate summaries of the terms thereof in all material respects.

          (xiii) To the best of our knowledge and other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and to the best of our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (xiv) Neither the Company nor the Trust is required to be registered as an "investment company" under the 1940 Act.

          (xv) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"); and the deposit accounts of Eldorado Bank are insured by the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and to the best of our knowledge no proceedings for the termination of such insurance are pending or threatened.

          (xvi) To the best of our knowledge, neither the Company nor any of its subsidiaries is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of, any Bank Regulatory Authority which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit policies or its management, nor have any of them been advised by any Bank Regulatory Authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, or any such board resolutions.

          (xvii) No registration of the Capital Securities, the Guarantee or the Junior Subordinated Debentures under the Act, and no qualification of the Declaration, the Guarantee or the Indenture under the Trust Indenture Act is required for the offer and sale of the Securities by the Sellers to the Purchaser or the initial reoffer and resale of the Securities by the Purchaser solely in the manner contemplated by the Offering Memorandum.

          We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Offering Memorandum or in the documents incorporated by reference therein (the "Exchange Act Documents") and take no responsibility therefor, except as and to the extent set forth in paragraphs (x), (xi) and (xii) above. In the course of the preparation by the Company of the Offering Memorandum, we participated in conferences with certain officers and employees of the Company, with representatives of Price Waterhouse LLP and KPMG Peat Marwick LLP and with counsel to the Purchaser. Based on our examination of the Offering Memorandum and the Exchange Act Documents, our investigations made in connection with the preparation of the Offering Memorandum and our participation in the conferences referred to above, we have no reason to believe that the Offering Memorandum (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                    EXHIBIT B

                   FORM OF OPINION OF RICHARDS LAYTON & FINGER
                   SPECIAL DELAWARE COUNSEL TO THE COMPANY AND
               THE TRUST TO BE DELIVERED PURSUANT TO SECTION 8(d)


(i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Trust Act with the business trust power and authority to own property and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under each of the Purchase Agreement, the Capital Securities, the Common Securities and the Declaration;

          (ii) The Common Securities have been duly authorized by the Declaration and are validly issued and (subject to the terms of the Declaration) fully paid undivided beneficial interests in the assets of the Trust (such counsel may note that the Holders of Common Securities will be subject to the withholding provisions of Section 10.4 of the Declaration, will be required to make payment or provide indemnity or security as set forth in the Declaration and will be liable for the debts and obligations of the Trust to the extent provided in Section [9.1(b)] of the Declaration); under the Delaware Trust Act and the Declaration the issuance of the Common Securities is not subject to preemptive or other similar rights.

          (iii) The Capital Securities have been duly authorized by the Declaration and validly issued and (subject to the terms of the Declaration) are fully paid and non-assessable undivided beneficial interests in the Trust; the Holders of the Capital Securities are entitled to the benefits of the Declaration (subject to the limitations set forth in clause (v) below) and are entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit (such counsel may note that the Holders of Capital Securities will be subject to the withholding provisions of Section [10.4] of the Declaration and will be required to make payment or provide indemnity or security as set forth in the Declaration).

          (iv) All necessary trust action has been taken to duly authorize the execution and delivery by the Trust of the Purchase Agreement and the performance of its obligations thereunder.

          (v) Assuming the Declaration has been duly authorized by the Company and has been duly executed and delivered by the Company and the Regular Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration constitutes a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by
(i) bankruptcy, insolvency, receivership, liquidation, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies, (ii) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

          (vi) The issuance and sale by the Trust of the Securities, the purchase by the Trust of the Junior Subordinated Debentures, the execution, delivery and performance by the Trust of the Purchase Agreement, the consummation by the Trust of the transactions contemplated by the Purchase Agreement and compliance by the Trust with its obligations thereunder (A) did not and will not, as the case may be, violate (i) any of the provisions of the Certificate of Trust or the Declaration or (ii) any applicable Delaware law or administrative regulation, and (B) did not and do not require any filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or agency (other that as may be required under the securities or blue sky laws of the state of Delaware, as to which such counsel need express no opinion).

          (vii) Assuming that the Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Trust Act and the filing of documents with the Secretary of State of Delaware) or employees in the State of Delaware, holders of the Capital Securities (other than holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                                   B-2